Exhibit 99.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Quarterly Financial Results

Fourth Quarter 2003

Page
Highlights	2	Current Quarter Financial Highlights
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	3	Five Quarter Financial Highlights

	4	Year to Date Financial Highlights

Income Statement	5	Current Quarter Consolidated Statement of Income
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	6	Five Quarter Consolidated Statements of Income

	7	Year to Date Consolidated Statements of Income

	8	Current Quarter Operating Segment Statement of Income
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	9	Five Quarter Operating Segment Statements of Income

	10	Year to Date Operating Segment Statements of Income

Balance Sheet	11	Current Quarter Average Balance Sheet
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	12	Five Quarter Average Balance Sheets

	13	Year to Date Average Balance Sheets

	14	Current Quarter End of Period Balance Sheet
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	15	Five Quarter End of Period Balance Sheets

	16	Year to Date Rollforward of Stockholders’ Equity

Asset Quality	17	Current Quarter Asset Quality Analysis
— Fourth Quarter 2003 vs Third Quarter 2003
— Fourth Quarter 2003 vs Fourth Quarter 2002

	18	Five Quarter Asset Quality Analysis

	19	Year to Date Asset Quality Analysis

Net Interest Margin	20	Five Quarter Average Balance Sheets and Net Interest Income Analysis

	21	Year to Date Average Balance Sheets and Net Interest Income Analysis

NOTE: Certain amounts for prior periods have been reclassified to conform to the current presentation.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended			% Change Fav/(Unfav)	Three Months Ended			% Change Fav/(Unfav)
	12/31/2003		09/30/2003		12/31/2003		12/31/2002
Earnings and Earnings Per Share
Revenues (TE and excluding discontinued op.)	$316,872		318,997	(.7)	316,872		300,072	5.6
Net income	90,268		85,809	5.2	90,268		84,866	6.4
Average basic shares outstanding	204,953,486		204,609,099		204,953,486		205,360,814
Average diluted shares outstanding	207,009,648		206,005,174		207,009,648		206,994,530
Basic EPS	$.44		.42	4.8	.44		.41	7.3
Diluted EPS	.44		.42	4.8	.44		.41	7.3

Asset Quality Ratios

Loan loss allowance to total loans	1.29%		1.30		1.29		1.26
Loan loss allowance to loans (excluding loans held for sale)	1.31		1.34		1.31		1.31
Net loans charged-off (annualized) to average loans	.42		.31		.42		.22
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48		.50		.48		.51
Loan loss allowance to net charge-offs (annualized)	3.04	x	4.30		3.04		5.78
Loan loss allowance to nonperforming loans	5.55		4.79		5.55		5.30

Selected Average Balances
Assets	$22,845,698		22,727,299.5		22,845,698		20,981,013	8.9
Loans	13,219,321		13,065,302	1.2	13,219,321		12,803,821	3.2
Investment securities (1)	6,626,168		6,688,614	(.9)	6,626,168		5,382,247	23.1
Core deposits	13,143,769		13,180,992	(.3)	13,143,769		12,586,572	4.4
Stockholders’ equity	2,745,465		2,734,081.4		2,745,465		2,650,155	3.6

Selected Period End Balances
Assets	$23,016,916		22,890,089.6		23,016,916		21,472,116	7.2
Loans	13,250,080		13,262,380	(.1)	13,250,080		12,923,940	2.5
Investment securities	6,619,000		6,702,885	(1.3)	6,619,000		5,702,661	16.1
Core deposits	13,342,851		13,182,330	1.2	13,342,851		12,771,186	4.5
Stockholders’ equity	2,781,186		2,729,403	1.9	2,781,186		2,682,432	3.7
Shares outstanding	205,136,649		204,808,440		205,136,649		205,408,183
Number of banking offices	481		471		481		479
Number of ATMs	569		555		569		554
Number of full-time equivalent employees (FTE)	5,441		5,458		5,441		5,548

Capital Ratios
Period-end tangible equity to period-end tangible assets	7.00%		6.74		7.00		6.79
Risk-based capital ratios:
Tier 1 capital	11.37	E	10.81		11.37	E	10.87
Total capital	12.47	E	11.90		12.47	E	12.00
Leverage ratio	8.13	E	7.93		8.13	E	7.91

E—Estimated

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	12/31/2003		09/30/2003	06/30/2003	03/31/2003	12/31/2002
Earnings and Earnings Per Share
Revenues (TE and excluding discontinued op.)	$316,872		318,997	311,451	293,203	300,072
Net income	90,268		85,809	71,507	64,090	84,866

Average Basic Shares Outstanding	204,953,486		204,609,099	204,628,675	205,270,721	205,360,814
Average Diluted Shares Outstanding	207,009,648		206,005,174	205,700,819	206,755,698	206,994,530

Basic EPS	$.44		.42	.35	.31	.41
Diluted EPS	.44		.42	.35	.31	.41

Asset Quality Ratios
Loan loss allowance to total loans	1.29%		1.30	1.30	1.33	1.26
Loan loss allowance to loans (excluding loans held for sale)	1.31		1.34	1.35	1.37	1.31
Net loans charged-off (annualized) to average loans	.42		.31	.28	.24	.22
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48		.50	.51	.55	.51
Loan loss allowance to net charge-offs (annualized)	3.04	x	4.30	4.69	5.23	5.78
Loan loss allowance to nonperforming loans	5.55		4.79	4.94	4.96	5.30

Selected Average Balances
Assets	$22,845,698		22,727,299	22,173,395	21,292,442	20,981,013
Loans	13,219,321		13,065,302	12,614,546	12,789,028	12,803,821
Investment securities (1)	6,626,168		6,688,614	6,674,537	5,706,704	5,382,247
Core deposits	13,143,769		13,180,992	13,056,980	12,734,843	12,586,572
Stockholders’ equity	2,745,465		2,734,081	2,702,937	2,695,846	2,650,155

Selected Period End Balances
Assets	$23,016,916		22,890,089	22,679,991	21,721,985	21,472,116
Loans	13,250,080		13,262,380	12,909,893	12,288,866	12,923,940
Investment securities	6,619,000		6,702,885	6,756,217	6,594,862	5,702,661
Core deposits	13,342,851		13,182,330	13,382,416	13,121,371	12,771,186
Stockholders’ equity	2,781,186		2,729,403	2,720,435	2,696,014	2,682,432
Shares outstanding	205,136,649		204,808,440	204,384,778	205,009,566	205,408,183
Number of banking offices	481		471	482	483	479
Number of ATMs	569		555	556	559	554
Number of full-time equivalent employees (FTE)	5,441		5,458	5,582	5,564	5,548

Capital Ratios
Period-end tangible equity to period-end tangible assets	7.00%		6.74	6.70	6.85	6.79
Risk-based capital ratios:
Tier 1 capital	11.37	E	10.81	10.69	10.50	10.87
Total capital	12.47	E	11.90	11.79	11.57	12.00
Leverage ratio	8.13	E	7.93	7.81	8.01	7.91

E—Estimated

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Financial Highlights

(In Thousands Except Share and Per Share Data)

	Year Ended			$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	12/31/2003		12/31/2002
Earnings and Earnings Per Share
Revenues (TE and excluding discontinued op.)	$1,240,523		1,153,653	86,870	7.5
Net income	311,674		323,610	(11,936)	(3.7)

Average Basic Shares Outstanding	204,863,924		205,933,204
Average Diluted Shares Outstanding	206,367,537		208,143,987

Basic EPS	$1.52		1.57	(.05)	(3.2)
Diluted EPS	1.51		1.55	(.04)	(2.6)

Asset Quality Ratios
Loan loss allowance to total loans	1.29%		1.26
Loan loss allowance to loans (excluding loans held for sale)	1.31%		1.31
Net loans charged-off to average loans	.32		.25
Loan loss allowance to net charge-offs	4.18	x	5.19

Selected Average Balances
Assets	$22,265,245		20,355,186	1,910,059	9.4
Loans	12,923,620		12,464,347	459,273	3.7
Investment securities (1)	6,427,250		5,181,826	1,245,424	24.0
Core deposits	13,030,682		12,273,684	756,998	6.2
Stockholders’ equity	2,719,758		2,569,088	150,670	5.9

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	12/31/2003	09/30/2003		12/31/2003	12/31/2002
Income Statement
Loan income (TE)	$190,799	188,073	1.4	190,799	214,799	(11.2)
Securities income (TE)	81,051	78,836	2.8	81,051	71,601	13.2
Other interest income (TE)	1,125	303	271.3	1,125	199	465.3

Total interest income (TE)	272,975	267,212	2.2	272,975	286,599	(4.8)

Savings/NOW and money market expense	9,287	9,372.9		9,287	14,036	33.8
Jumbo and brokered CD expense	6,354	6,452	1.5	6,354	8,281	23.3
Consumer time deposit expense	32,769	33,981	3.6	32,769	40,878	19.8

Interest expense on deposits	48,410	49,805	2.8	48,410	63,195	23.4
Short-term borrowed funds expense	4,532	4,619	1.9	4,532	4,463	(1.5)
FHLB advances expense	15,722	18,236	13.8	15,722	23,667	33.6
Trust preferred securities and long-term debt expense	1,920	2,036	5.7	1,920	2,458	21.9

Total interest expense	70,584	74,696	5.5	70,584	93,783	24.7

Net interest income (TE)	202,391	192,516	5.1	202,391	192,816	5.0
Taxable equivalent adjustment	6,963	7,057	1.3	6,963	6,993.4
Net interest income	195,428	185,459	5.4	195,428	185,823	5.2
Provision for loan losses	12,382	14,972	17.3	12,382	7,127	(73.7)

Net interest income after provision	183,046	170,487	7.4	183,046	178,696	2.4

Service charges on deposits	41,211	42,295	(2.6)	41,211	43,884	(6.1)
Other service charges and fees	8,303	9,565	(13.2)	8,303	9,736	(14.7)
Broker/dealer revenue	21,560	24,739	(12.9)	21,560	22,982	(6.2)
Asset management	16,234	14,828	9.5	16,234	11,743	38.2
Mortgage banking income	11,422	22,420	(49.1)	11,422	6,896	65.6
Equity earnings from First Market Bank	1,218	1,314	(7.3)	1,218	1,084	12.4
Other	8,995	8,777	2.5	8,995	8,903	1.0
Gain (loss) on branch sale	2,200	7,055	(68.8)	2,200	—	—
Investment securities gains (losses), net	3,338	(4,512)	(174.0)	3,338	2,028	64.6

Total noninterest income	114,481	126,481	(9.5)	114,481	107,256	6.7

Personnel	79,167	85,807	7.7	79,167	75,630	(4.7)
Occupancy	13,244	14,898	11.1	13,244	12,866	(2.9)
Equipment	7,399	7,509	1.5	7,399	7,707	4.0
Core deposit amortization	14,337	15,062	4.8	14,337	16,895	15.1
Debt retirement/prepayment penalties (gains)	—	31,987	100.0	—	(65)	100.0
Other	50,865	51,709	1.6	50,865	48,873	(4.1)

Total noninterest expense	165,012	206,972	20.3	165,012	161,906	(1.9)

Income before income taxes	132,515	89,996	47.2	132,515	124,046	6.8
Income taxes	43,014	28,329	(51.8)	43,014	39,180	(9.8)

Net income from continuing operations	89,501	61,667	45.1	89,501	84,866	5.5
Discontinued operation—merchant processing	767	24,142	(96.8)	767	—	—

Net income	$90,268	85,809	5.2	90,268	84,866	6.4

Average Common Shares Outstanding
Basic	204,953,486	204,609,099		204,953,486	205,360,814
Diluted	207,009,648	206,005,174		207,009,648	206,994,530

Earnings and Dividends Per Share
Basic	$.44	.42	4.8	.44	.41	7.3
Diluted	.44	.42	4.8	.44	.41	7.3

Cash dividends	.20	.20	—	.20	.17	17.6

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	12/31/2003	09/30/2003	06/30/2003	03/31/2003	12/31/2002
Income Statement
Loan income (TE)	$190,799	188,073	190,239	199,861	214,799
Securities income (TE)	81,051	78,836	81,215	70,263	71,601
Other interest income (TE)	1,125	303	357	192	199

Total interest income (TE)	272,975	267,212	271,811	270,316	286,599

Savings/NOW and money market expense	9,287	9,372	11,006	11,957	14,036
Jumbo and brokered CD expense	6,354	6,452	7,378	7,189	8,281
Consumer time deposit expense	32,769	33,981	36,800	38,142	40,878

Interest expense on deposits	48,410	49,805	55,184	57,288	63,195
Short-term borrowed funds expense	4,532	4,619	4,698	4,368	4,463
FHLB advances expense	15,722	18,236	21,397	22,118	23,667
Trust preferred securities and long-term debt expense	1,920	2,036	2,133	2,160	2,458

Total interest expense	70,584	74,696	83,412	85,934	93,783

Net interest income (TE)	202,391	192,516	188,399	184,382	192,816
Taxable equivalent adjustment	6,963	7,057	7,218	6,940	6,993

Net interest income	195,428	185,459	181,181	177,442	185,823
Provision for loan losses	12,382	14,972	13,376	7,684	7,127

Net interest income after provision	183,046	170,487	167,805	169,758	178,696

Service charges on deposits	41,211	42,295	43,500	41,250	43,884
Other service charges and fees	8,303	9,565	9,721	9,341	9,736
Broker/dealer revenue	21,560	24,739	28,152	21,081	22,982
Asset management	16,234	14,828	13,356	12,382	11,743
Mortgage banking income	11,422	22,420	17,092	13,880	6,896
Equity earnings from First Market Bank	1,218	1,314	1,071	926	1,084
Other	8,995	8,777	7,700	7,642	8,903
Gain (loss) on branch sale	2,200	7,055	—	(145)	—
Investment securities gains (losses), net	3,338	(4,512)	2,460	2,464	2,028

Total noninterest income	114,481	126,481	123,052	108,821	107,256

Personnel	79,167	85,807	83,117	81,679	75,630
Occupancy	13,244	14,898	13,292	12,904	12,866
Equipment	7,399	7,509	7,992	7,405	7,707
Core deposit amortization	14,337	15,062	15,673	16,284	16,895
First Mercantile litigation	—	—	1,041	19,654	—
Employment contract terminations	—	—	14,108	—	—
Debt retirement/prepayment penalties (gains)	—	31,987	(326)	—	(65)
Other	50,865	51,709	51,341	46,404	48,873

Total noninterest expense	165,012	206,972	186,238	184,330	161,906

Income before income taxes	132,515	89,996	104,619	94,249	124,046
Income taxes	43,014	28,329	33,112	30,159	39,180

Net income from continuing operations	89,501	61,667	71,507	64,090	84,866
Discontinued operation—merchant processing	767	24,142	—	—	—

Net income	$90,268	85,809	71,507	64,090	84,866

Average Common Shares Outstanding
Basic	204,953,486	204,609,099	204,628,675	205,270,721	205,360,814
Diluted	207,009,648	206,005,174	205,700,819	206,755,698	206,994,530

Earnings and Dividends Per Share
Basic	$.44	.42	.35	.31	.41
Diluted	.44	.42	.35	.31	.41

Cash dividends	.20	.20	.17	.17	.17

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Year Ended		$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	12/31/2003	12/31/2002
Income Statement
Loan income (TE)	$768,972	871,958	(102,986)	(11.8)
Securities income (TE)	311,365	286,995	24,370	8.5
Other interest income (TE)	1,977	1,003	974	97.1

Total interest income (TE)	1,082,314	1,159,956	(77,642)	(6.7)

Savings/NOW and money market expense	41,622	65,570	23,948	36.5
Jumbo and brokered CD expense	27,373	34,000	6,627	19.5
Consumer time deposit expense	141,692	176,189	34,497	19.6

Interest expense on deposits	210,687	275,759	65,072	23.6
Short-term borrowed funds expense	18,217	17,817	(400)	(2.2)
FHLB advances expense	77,473	93,492	16,019	17.1
Trust preferred securities and long-term debt expense	8,249	9,823	1,574	16.0

Total interest expense	314,626	396,891	82,265	20.7

Net interest income (TE)	767,688	763,065	4,623.6
Taxable equivalent adjustment	28,178	29,459	(1,281)	(4.3)

Net interest income	739,510	733,606	5,904.8
Provision for loan losses	48,414	32,344	(16,070)	(49.7)

Net interest income after provision	691,096	701,262	(10,166)	(1.4)

Service charges on deposits	168,256	159,402	8,854	5.6
Other service charges and fees	36,930	38,381	(1,451)	(3.8)
Broker/dealer revenue	95,532	75,645	19,887	26.3
Asset management	56,800	50,916	5,884	11.6
Mortgage banking income	64,814	18,494	46,320	250.5
Equity earnings from First Market Bank	4,529	3,447	1,082	31.4
Other	33,114	32,801	313	1.0
Gain (loss) on branch sale	9,110	—	9,110	—
Investment securities gains, net	3,750	11,502	(7,752)	(67.4)

Total noninterest income	472,835	390,588	82,247	21.1

Personnel	329,770	284,030	(45,740)	(16.1)
Occupancy	54,338	48,486	(5,852)	(12.1)
Equipment	30,305	28,188	(2,117)	(7.5)
Core deposit amortization	61,356	69,930	8,574	12.3
First Mercantile litigation	20,695	—	(20,695)	—
Employment contract terminations	14,108	—	(14,108)	—
Debt retirement/prepayment penalties (gains)	31,661	(400)	(32,061)	N/A
Conversion/merger expenses	—	4,940	4,940	100.0
Other	200,319	182,654	(17,665)	(9.7)

Total noninterest expense	742,552	617,828	(124,724)	(20.2)

Income before income taxes	421,379	474,022	(52,643)	(11.1)
Income taxes	134,614	150,412	15,798	10.5

Net income from continuing operations	286,765	323,610	(36,845)	(11.4)
Discontinued operation—merchant processing	24,909	—	24,909	—

Net income	$311,674	323,610	(11,936)	(3.7)

Average Common Shares Outstanding
Basic	204,863,924	205,933,204
Diluted	206,367,537	208,143,987

Earnings and Dividends Per Share
Basic	$1.52	1.57	(.05)	(3.2)
Diluted	1.51	1.55	(.04)	(2.6)

Cash dividends	.74	.64	.10	15.6

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Operating Segment Statement of Income

(In Thousands)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	12/31/03	9/30/03		12/31/03	12/31/02
Traditional Banking
Net interest income (TE)	$195,876	187,218	4.6	195,876	186,708	4.9
Provision for loan losses	(12,382)	(14,972)	17.3	(12,382)	(7,127)	(73.7)
Gain (loss) on branch sale	2,200	7,055	68.8	2,200	—	—
Other noninterest income	66,022	69,403	(4.9)	66,022	64,495	2.4
Intangibles amortization	(14,337)	(15,062)	4.8	(14,337)	(16,895)	15.1
Debt retirement/prepayment (penalties) gains	—	(31,987)	100.0	—	65	100.0
Other noninterest expense	(113,153)	(120,927)	6.4	(113,153)	(110,040)	(2.8)

Income before income taxes (TE)	124,226	80,728	53.9	124,226	117,206	6.0
Income taxes	45,515	27,533	(65.3)	45,515	40,778	(11.6)

Net income from continuing operations	78,711	53,195	48.0	78,711	76,428	3.0
Discontinued operation—merchant processing	—	—	—	—	—	—

Net income	$78,711	53,195	48.0	78,711	76,428	3.0

Financial Enterprises
Net interest income (TE)	$6,515	5,298	23.0	6,515	6,108	6.7
Provision for loan losses	—	—	—	—	—	—
Gain (loss) on branch sale	—	—	—	—	—	—
Other noninterest income	48,104	51,965	(7.4)	48,104	44,367	8.4
Intangibles amortization	—	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Other noninterest expense	(39,367)	(40,938)	3.8	(39,367)	(36,642)	(7.4)

Income before income taxes (TE)	15,252	16,325	(6.6)	15,252	13,833	10.3
Income taxes	4,462	7,853	43.2	4,462	5,395	17.3

Net income from continuing operations	10,790	8,472	27.4	10,790	8,438	27.9
Discontinued operation—merchant processing	767	24,142	(96.8)	767	—	—

Net income	$11,557	32,614	(64.6)	11,557	8,438	37.0

Fully Consolidated
Net interest income (TE)	$202,391	192,516	5.1	202,391	192,816	5.0
Provision for loan losses	(12,382)	(14,972)	17.3	(12,382)	(7,127)	(73.7)
Gain (loss) on branch sale	2,200	7,055	68.8	2,200	—	—
Other noninterest income	112,281	119,426	(6.0)	112,281	107,256	4.7
Intangibles amortization	(14,337)	(15,062)	4.8	(14,337)	(16,895)	15.1
Debt retirement/prepayment (penalties) gains	—	(31,987)	100.0	—	65	100.0
Other noninterest expense	(150,675)	(159,923)	5.8	(150,675)	(145,076)	(3.9)

Income before income taxes (TE)	139,478	97,053	43.7	139,478	131,039	6.4
Income taxes	49,977	35,386	(41.2)	49,977	46,173	(8.2)

Net income from continuing operations	89,501	61,667	45.1	89,501	84,866	5.5
Discontinued operation—merchant processing	767	24,142	(96.8)	767	—	—

Net income	$90,268	85,809	5.2	90,268	84,866	6.4

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Operating Segment Statements of Income

(In Thousands)

	Three Months Ended
	12/31/2003	09/30/2003	06/30/2003	03/31/2003	12/31/2002
Traditional Banking
Net interest income (TE)	$195,876	187,218	183,113	179,167	186,708
Provision for loan losses	(12,382)	(14,972)	(13,376)	(7,684)	(7,127)
Gain (loss) on branch sale	2,200	7,055	—	(145)	—
Other noninterest income	66,022	69,403	70,935	65,827	64,495
Intangibles amortization	(14,337)	(15,062)	(15,673)	(16,284)	(16,895)
First Mercantile litigation	—	—	—	—	—
Employment contract terminations	—	—	(14,108)	—	—
Debt retirement/prepayment (penalties) gains	—	(31,987)	326	—	65
Other noninterest expense	(113,153)	(120,927)	(116,947)	(115,279)	(110,040)

Income before income taxes (TE)	124,226	80,728	94,270	105,602	117,206
Income taxes	45,515	27,533	33,479	38,820	40,778

Net income from continuing operations	78,711	53,195	60,791	66,782	76,428
Discontinued operation—merchant processing	—	—	—	—	—

Net income	$78,711	53,195	60,791	66,782	76,428

Financial Enterprises
Net interest income (TE)	$6,515	5,298	5,286	5,215	6,108
Provision for loan losses	—	—	—	—	—
Gain (loss) on branch sale	—	—	—	—	—
Other noninterest income	48,104	51,965	54,215	44,757	44,367
Intangibles amortization	—	—	—	—	—
First Mercantile litigation	—	—	(1,041)	(19,654)	—
Employment contract terminations	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—
Other noninterest expense	(39,367)	(40,938)	(40,893)	(34,731)	(36,642)

Income before income taxes (TE)	15,252	16,325	17,567	(4,413)	13,833
Income taxes	4,462	7,853	6,851	(1,721)	5,395

Net income from continuing operations	10,790	8,472	10,716	(2,692)	8,438
Discontinued operation—merchant processing	767	24,142	—	—	—

Net income	$11,557	32,614	10,716	(2,692)	8,438

Fully Consolidated
Net interest income (TE)	$202,391	192,516	188,399	184,382	192,816
Provision for loan losses	(12,382)	(14,972)	(13,376)	(7,684)	(7,127)
Gain (loss) on branch sale	2,200	7,055	—	(145)	—
Other noninterest income	112,281	119,426	123,052	108,966	107,256
Intangibles amortization	(14,337)	(15,062)	(15,673)	(16,284)	(16,895)
First Mercantile litigation	—	—	(1,041)	(19,654)	—
Employment contract terminations	—	—	(14,108)	—	—
Debt retirement/prepayment (penalties) gains	—	(31,987)	326	—	65
Other noninterest expense	(150,675)	(159,923)	(155,742)	(148,392)	(145,076)

Income before income taxes (TE)	139,478	97,053	111,837	101,189	131,039
Income taxes	49,977	35,386	40,330	37,099	46,173

Net income from continuing operations	89,501	61,667	71,507	64,090	84,866
Discontinued operation—merchant processing	767	24,142	—	—	—

Net income	$90,268	85,809	71,507	64,090	84,866

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Operating Segment Statements of Income

(In Thousands)

	Year Ended		$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	12/31/2003	12/31/2002
Traditional Banking
Net interest income (TE)	$745,374	742,373	3,001.4
Provision for loan losses	(48,414)	(32,344)	(16,070)	(49.7)
Gain on branch sale	9,110	—	9,110	—
Other noninterest income	272,187	223,784	48,403	21.6
Intangibles amortization	(61,356)	(69,930)	8,574	12.3
First Mercantile litigation	—	—	—	—
Employment contract terminations	(14,108)	—	(14,108)	—
Debt retirement/prepayment (penalties) gains	(31,661)	400	(32,061)	N/A
Conversion/merger expenses	—	(4,940)	4,940	100.0
Other noninterest expense	(466,306)	(413,479)	(52,827)	(12.8)

Income before income taxes (TE)	404,826	445,864	(41,038)	(9.2)
Income taxes	145,347	157,400	12,053	7.7

Net income from continuing operations	259,479	288,464	(28,985)	(10.0)
Discontinued operation—merchant processing	—	—	—	—

Net income	$259,479	288,464	(28,985)	(10.0)

Financial Enterprises
Net interest income (TE)	$22,314	20,692	1,622	7.8
Provision for loan losses	—	—	—	—
Gain on branch sale	—	—	—	—
Other noninterest income	199,041	173,737	25,304	14.6
Intangibles amortization	—	—	—	—
First Mercantile litigation	(20,695)	—	(20,695)	—
Employment contract terminations	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—
Conversion/merger expenses	—	—	—	—
Other noninterest expense	(155,929)	(136,812)	(19,117)	(14.0)

Income before income taxes (TE)	44,731	57,617	(12,886)	(22.4)
Income taxes	17,445	22,471	5,026	22.4

Net income from continuing operations	27,286	35,146	(7,860)	(22.4)
Discontinued operation—merchant processing	24,909	—	24,909	—

Net income	$52,195	35,146	17,049	48.5

Fully Consolidated
Net interest income (TE)	$767,688	763,065	4,623.6
Provision for loan losses	(48,414)	(32,344)	(16,070)	(49.7)
Gain on branch sale	9,110	—	9,110	—
Other noninterest income	463,725	390,588	73,137	18.7
Intangibles amortization	(61,356)	(69,930)	8,574	12.3
First Mercantile litigation	(20,695)	—	(20,695)	—
Employment contract terminations	(14,108)	—	(14,108)	—
Debt retirement/prepayment (penalties) gains	(31,661)	400	(32,061)	N/A
Conversion/merger expenses	—	(4,940)	4,940	100.0
Other noninterest expense	(614,732)	(543,358)	(71,374)	(13.1)

Income before income taxes (TE)	449,557	503,481	(53,924)	(10.7)
Income taxes	162,792	179,871	17,079	9.5

Net income from continuing operations	286,765	323,610	(36,845)	(11.4)
Discontinued operation—merchant processing	24,909	—	24,909	—

Net income	$311,674	323,610	(11,936)	(3.7)

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Average Balance Sheet

(In Thousands)

	Three Months Ended		% Inc/(Decr)	Three Months Ended		% Inc/(Decr)
	12/31/2003	09/30/2003		12/31/2003	12/31/2002
Assets
Cash and due from banks	$458,469	450,576	1.8	458,469	419,601	9.3
Time deposits in other banks	64,169	5,726	N/A	64,169	8,491	N/A
Federal funds sold and other short-term investments	142,362	148,627	(4.2)	142,362	35,083	305.8
Investment securities (1)	6,626,168	6,688,614	(.9)	6,626,168	5,382,247	23.1
Trading securities	188,287	136,198	38.2	188,287	70,464	167.2

Loans:
Commercial	3,732,128	3,547,153	5.2	3,732,128	3,246,050	15.0
Construction and commercial real estate	3,776,419	3,785,911	(.3)	3,776,419	3,666,631	3.0
Mortgage (including loans held for sale)	1,221,013	1,315,157	(7.2)	1,221,013	1,734,853	(29.6)
Consumer	4,278,651	4,207,450	1.7	4,278,651	3,950,658	8.3
Revolving credit	82,922	80,631	2.8	82,922	73,195	13.3
Lease financing	128,188	129,000	(.6)	128,188	132,434	(3.2)

Total loans	13,219,321	13,065,302	1.2	13,219,321	12,803,821	3.2
Allowance for loan losses	171,580	168,160	2.0	171,580	163,012	5.3

Net loans	13,047,741	12,897,142	1.2	13,047,741	12,640,809	3.2

Bank owned life insurance	239,161	235,741	1.5	239,161	224,742	6.4
Investment in First Market Bank	31,803	30,471	4.4	31,803	27,265	16.6
Premises and equipment	271,113	276,435	(1.9)	271,113	257,005	5.5
Goodwill	1,085,565	1,083,340.2		1,085,565	1,073,597	1.1
Core deposit intangibles	180,879	197,593	(8.5)	180,879	245,583	(26.3)
Other assets	509,981	576,836	(11.6)	509,981	596,126	(14.5)

Total assets	$22,845,698	22,727,299.5		22,845,698	20,981,013	8.9

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,554,870	2,565,673	(.4)	2,554,870	2,120,154	20.5
Savings, NOW and money market accounts	5,799,594	5,845,036	(.8)	5,799,594	5,601,106	3.5
Jumbo and brokered certificates of deposit	2,207,988	2,166,011	1.9	2,207,988	1,740,695	26.8
Time deposits	4,789,305	4,770,283.4		4,789,305	4,865,312	(1.6)

Total deposits	15,351,757	15,347,003	—	15,351,757	14,327,267	7.2
Short-term borrowings	1,685,250	1,608,179	4.8	1,685,250	1,134,553	48.5
FHLB advances	2,312,746	2,218,184	4.3	2,312,746	2,132,665	8.4
Trust preferred securities and long-term debt	299,867	297,701.7		299,867	285,003	5.2
Other liabilities	450,613	522,151	(13.7)	450,613	451,370	(.2)

Total liabilities	20,100,233	19,993,218.5		20,100,233	18,330,858	9.7

Stockholders’ Equity
Common stock	409,907	409,218.2		409,907	410,722	(.2)
Additional paid-in capital	1,737,372	1,733,149.2		1,737,372	1,752,110	(.8)
Retained earnings	593,057	544,342	8.9	593,057	439,535	34.9
Accumulated other comprehensive income	5,129	47,372	(89.2)	5,129	47,788	(89.3)

Total stockholders’ equity	2,745,465	2,734,081.4		2,745,465	2,650,155	3.6

Total liabilities and stockholders’ equity	$22,845,698	22,727,299.5		22,845,698	20,981,013	8.9

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets

(In Thousands)

	Three Months Ended
	12/31/2003	09/30/2003	06/30/2003	03/31/2003	12/31/2002
Assets
Cash and due from banks	$458,469	450,576	422,653	398,564	419,601
Time deposits in other banks	64,169	5,726	5,742	9,575	8,491
Federal funds sold and other short-term investments	142,362	148,627	107,462	51,187	35,083
Investment securities (1)	6,626,168	6,688,614	6,674,537	5,706,704	5,382,247
Trading securities	188,287	136,198	120,999	87,496	70,464

Loans:
Commercial	3,732,128	3,547,153	3,492,900	3,350,959	3,246,050
Construction and commercial real estate	3,776,419	3,785,911	3,690,766	3,677,697	3,666,631
Mortgage (including loans held for sale)	1,221,013	1,315,157	1,159,296	1,601,618	1,734,853
Consumer	4,278,651	4,207,450	4,059,490	3,945,287	3,950,658
Revolving credit	82,922	80,631	78,142	76,939	73,195
Lease financing	128,188	129,000	133,952	136,528	132,434

Total loans	13,219,321	13,065,302	12,614,546	12,789,028	12,803,821
Allowance for loan losses	171,580	168,160	164,108	163,203	163,012

Net loans	13,047,741	12,897,142	12,450,438	12,625,825	12,640,809

Bank owned life insurance	239,161	235,741	231,397	228,214	224,742
Investment in First Market Bank	31,803	30,471	29,248	28,353	27,265
Premises and equipment	271,113	276,435	276,227	258,614	257,005
Goodwill	1,085,565	1,083,340	1,082,077	1,077,121	1,073,597
Core deposit intangibles	180,879	197,593	213,065	229,044	245,583
Other assets	509,981	576,836	559,550	591,745	596,126

Total assets	$22,845,698	22,727,299	22,173,395	21,292,442	20,981,013

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,554,870	2,565,673	2,375,641	2,140,299	2,120,154
Savings, NOW and money market accounts	5,799,594	5,845,036	5,765,351	5,684,696	5,601,106
Jumbo and brokered certificates of deposit	2,207,988	2,166,011	2,032,881	1,796,198	1,740,695
Time deposits	4,789,305	4,770,283	4,915,988	4,909,848	4,865,312

Total deposits	15,351,757	15,347,003	15,089,861	14,531,041	14,327,267
Short-term borrowings	1,685,250	1,608,179	1,388,604	1,249,458	1,134,553
FHLB advances	2,312,746	2,218,184	2,197,173	2,056,896	2,132,665
Trust preferred securities and long-term debt	299,867	297,701	299,247	296,745	285,003
Other liabilities	450,613	522,151	495,573	462,456	451,370

Total liabilities	20,100,233	19,993,218	19,470,458	18,596,596	18,330,858

Stockholders’ Equity
Common stock	409,907	409,218	409,257	410,541	410,722
Additional paid-in capital	1,737,372	1,733,149	1,735,104	1,749,408	1,752,110
Retained earnings	593,057	544,342	512,491	485,214	439,535
Accumulated other comprehensive income	5,129	47,372	46,085	50,683	47,788

Total stockholders’ equity	2,745,465	2,734,081	2,702,937	2,695,846	2,650,155

Total liabilities and stockholders’ equity	$22,845,698	22,727,299	22,173,395	21,292,442	20,981,013

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Average Balance Sheets

(In Thousands)

	Year Ended
	12/31/2003	12/31/2002	$ Change	% Change
Assets
Cash and due from banks	$432,779	436,503	(3,724)	(.9)
Time deposits in other banks	21,410	16,045	5,365	33.4
Federal funds sold and other short-term investments	112,758	31,299	81,459	260.3
Investment securities (1)	6,427,250	5,181,826	1,245,424	24.0
Trading securities	133,529	77,780	55,749	71.7
Loans:
Commercial	3,531,874	3,115,922	415,952	13.3
Construction and commercial real estate	3,733,114	3,557,559	175,555	4.9
Mortgage (including loans held for sale)	1,323,203	1,714,784	(391,581)	(22.8)
Consumer	4,123,865	3,873,125	250,740	6.5
Revolving credit	79,678	69,443	10,235	14.7
Lease financing	131,886	133,514	(1,628)	(1.2)

Total loans	12,923,620	12,464,347	459,273	3.7
Allowance for loan losses	166,790	160,929	5,861	3.6

Net loans	12,756,830	12,303,418	453,412	3.7
Bank owned life insurance	233,664	219,380	14,284	6.5
Investment in First Market Bank	29,980	25,889	4,091	15.8
Premises and equipment	270,648	246,714	23,934	9.7
Goodwill	1,082,052	1,056,830	25,222	2.4
Core deposit intangibles	204,993	264,973	(59,980)	(22.6)
Other assets	559,352	494,529	64,823	13.1

Total assets	$22,265,245	20,355,186	1,910,059	9.4

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,410,685	1,945,872	464,813	23.9
Savings, NOW and money market accounts	5,774,180	5,619,626	154,554	2.8
Jumbo and brokered certificates of deposit	2,052,214	1,632,993	419,221	25.7
Time deposits	4,845,817	4,708,186	137,631	2.9

Total deposits	15,082,896	13,906,677	1,176,219	8.5
Short-term borrowings	1,484,410	1,106,456	377,954	34.2
FHLB advances	2,197,011	2,077,508	119,503	5.8
Trust preferred securities and long-term debt	298,397	282,703	15,694	5.6
Other liabilities	482,773	412,754	70,019	17.0

Total liabilities	19,545,487	17,786,098	1,759,389	9.9

Stockholders’ Equity
Common stock	409,728	411,866	(2,138)	(.5)
Additional paid-in capital	1,738,710	1,767,889	(29,179)	(1.7)
Retained earnings	534,100	367,485	166,615	45.3
Accumulated other comprehensive income	37,220	21,848	15,372	70.4

Total stockholders’ equity	2,719,758	2,569,088	150,670	5.9

Total liabilities and stockholders’ equity	$22,265,245	20,355,186	1,910,059	9.4

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter End of Period Balance Sheet

(In Thousands)

	As of		% Inc/(Decr)	As of		% Inc/(Decr)
	12/31/2003	09/30/2003		12/31/2003	12/31/2002
Assets
Cash and due from banks	$558,313	520,138	7.3	558,313	517,295	7.9
Time deposits in other banks	64,174	9,335	587.5	64,174	12,276	422.8
Federal funds sold and other short-term investments	129,722	105,629	22.8	129,722	73,186	77.2
Investment securities:
Available for sale	5,238,429	5,254,107	(.3)	5,238,429	4,777,009	9.7
Held to maturity	1,380,571	1,448,778	(4.7)	1,380,571	925,652	49.1
Trading securities	280,649	175,048	60.3	280,649	116,954	140.0

Loans:
Commercial	3,820,585	3,654,366	4.5	3,820,585	3,329,451	14.8
Construction and commercial real estate	3,723,336	3,854,437	(3.4)	3,723,336	3,655,671	1.9
Mortgage (including loans held for sale)	1,148,189	1,304,138	(12.0)	1,148,189	1,798,326	(36.2)
Consumer	4,342,695	4,238,782	2.5	4,342,695	3,933,482	10.4
Revolving credit	84,534	81,916	3.2	84,534	74,463	13.5
Lease financing	130,741	128,741	1.6	130,741	132,547	(1.4)

Total loans	13,250,080	13,262,380	(.1)	13,250,080	12,923,940	2.5
Allowance for loan losses	170,452	172,186	(1.0)	170,452	163,424	4.3

Net loans	13,079,628	13,090,194	(.1)	13,079,628	12,760,516	2.5

Bank owned life insurance	241,481	237,840	1.5	241,481	227,051	6.4
Investment in First Market Bank	32,527	31,309	3.9	32,527	27,997	16.2
Premises and equipment	266,401	273,395	(2.6)	266,401	257,676	3.4
Goodwill	1,085,565	1,085,565	—	1,085,565	1,077,118.8
Core deposit intangibles	172,658	187,867		172,658	236,916	(27.1)
Other assets	486,798	470,884	3.4	486,798	462,470	5.3

Total assets	$23,016,916	22,890,089.6		23,016,916	21,472,116	7.2

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,602,026	2,672,509	(2.6)	2,602,026	2,241,833	16.1
Savings, NOW and money market accounts	5,878,002	5,813,981	1.1	5,878,002	5,666,407	3.7
Jumbo and brokered certificates of deposit	2,206,736	2,277,003	(3.1)	2,206,736	1,723,548	28.0
Time deposits	4,862,823	4,695,840	3.6	4,862,823	4,862,946	(.0)

Total deposits	15,549,587	15,459,333.6		15,549,587	14,494,734	7.3
Short-term borrowings	1,671,908	1,641,172	1.9	1,671,908	1,452,764	15.1
FHLB advances	2,301,191	2,324,433	(1.0)	2,301,191	2,106,474	9.2
Trust preferred securities and long-term debt	277,996	303,248	(8.3)	277,996	296,707	(6.3)
Other liabilities	435,048	432,500.6		435,048	439,005	(.9)

Total liabilities	20,235,730	20,160,686.4		20,235,730	18,789,684	7.7

Stockholders’ Equity
Common stock	410,273	409,617.2		410,273	410,816	(.1)
Additional paid-in capital	1,738,157	1,736,411.1		1,738,157	1,753,241	(.9)
Retained earnings	627,406	578,249	8.5	627,406	467,641	34.2
Accumulated other comprehensive income	5,350	5,126	4.4	5,350	50,734	(89.5)

Total stockholders’ equity	2,781,186	2,729,403	1.9	2,781,186	2,682,432	3.7

Total liabilities and stockholders’ equity	$23,016,916	22,890,089.6		23,016,916	21,472,116	7.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter End of Period Balance Sheets

(In Thousands Except Share and Per Share Data)

	As of
	12/31/2003	09/30/2003	06/30/2003	03/31/2003	12/31/2002
Assets
Cash and due from banks	$558,313	520,138	536,123	522,814	517,295
Time deposits in other banks	64,174	9,335	5,265	4,328	12,276
Federal funds sold and other short-term investments	129,722	105,629	160,383	42,899	73,186
Investment securities:
Available for sale	5,238,429	5,254,107	5,311,700	5,299,253	4,777,009
Held to maturity	1,380,571	1,448,778	1,444,517	1,295,609	925,652
Trading securities	280,649	175,048	105,923	80,842	116,954

Loans:
Commercial	3,820,585	3,654,366	3,570,337	3,403,217	3,329,451
Construction and commercial real estate	3,723,336	3,854,437	3,719,164	3,689,692	3,655,671
Mortgage (including loans held for sale) (1)	1,148,189	1,304,138	1,282,062	1,017,221	1,798,326
Consumer	4,342,695	4,238,782	4,128,195	3,966,994	3,933,482
Revolving credit	84,534	81,916	79,437	76,616	74,463
Lease financing	130,741	128,741	130,698	135,126	132,547

Total loans	13,250,080	13,262,380	12,909,893	12,288,866	12,923,940
Allowance for loan losses	170,452	172,186	167,316	162,842	163,424

Net loans	13,079,628	13,090,194	12,742,577	12,126,024	12,760,516

Bank owned life insurance	241,481	237,840	233,452	230,228	227,051
Investment in First Market Bank	32,527	31,309	29,995	28,923	27,997
Premises and equipment	266,401	273,395	275,612	274,433	257,676
Goodwill	1,085,565	1,085,565	1,083,157	1,077,332	1,077,118
Core deposit intangibles	172,658	187,867	204,959	220,632	236,916
Other assets	486,798	470,884	546,328	518,668	462,470

Total assets	$23,016,916	22,890,089	22,679,991	21,721,985	21,472,116

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,602,026	2,672,509	2,657,291	2,383,806	2,241,833
Savings, NOW and money market accounts	5,878,002	5,813,981	5,849,113	5,795,400	5,666,407
Jumbo and brokered certificates of deposit	2,206,736	2,277,003	2,063,785	1,804,492	1,723,548
Time deposits	4,862,823	4,695,840	4,876,012	4,942,165	4,862,946

Total deposits	15,549,587	15,459,333	15,446,201	14,925,863	14,494,734
Short-term borrowings	1,671,908	1,641,172	1,465,425	1,351,105	1,452,764
FHLB advances	2,301,191	2,324,433	2,274,384	1,951,912	2,106,474
Trust preferred securities and long-term debt	277,996	303,248	295,049	300,127	296,707
Other liabilities	435,048	432,500	478,497	496,964	439,005

Total liabilities	20,235,730	20,160,686	19,959,556	19,025,971	18,789,684

Stockholders’ Equity
Common stock	410,273	409,617	408,770	410,019	410,816
Additional paid-in-capital	1,738,157	1,736,411	1,730,367	1,743,146	1,753,241
Retained earnings	627,406	578,249	533,462	496,783	467,641
Accumulated other comprehensive income	5,350	5,126	47,836	46,066	50,734

Total stockholders’ equity	2,781,186	2,729,403	2,720,435	2,696,014	2,682,432

Total liabilities and stockholders’ equity	$23,016,916	22,890,089	22,679,991	21,721,985	21,472,116

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The March 31, 2003 period end balances were reduced by approximately $646 million.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Rollforward of Stockholders’ Equity

(In Thousands Except for Share Data)

	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders’ Equity

Balance January 1, 2002	205,058,713	$410,117	1,756,128	276,342	12,744	2,455,331

Net income	—	—	—	323,610	—	323,610

Restricted stock transactions, net	5,115	10	2,488	—	—	2,498

Options exercised, net of shares tendered	2,256,614	4,514	37,238	—	—	41,752

Shares repurchased and retired	(2,356,900)	(4,714)	(53,020)	—	—	(57,734)

Common stock issued in acquisitions	610,998	1,222	13,637	—	—	14,859

Cash dividends ($.64 per share)	—	—	—	(132,311)	—	(132,311)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	98	98

Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	37,892	37,892

Other transactions, net	(166,357)	(333)	(3,230)	—	—	(3,563)

Balance December 31, 2002	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432

Balance January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432

Net income	—	—	—	311,674	—	311,674

Restricted stock transactions, net	42,092	84	1,490	—	—	1,574

Options exercised, net of shares tendered	1,545,388	3,091	23,551	—	—	26,642

Shares repurchased and retired	(1,892,964)	(3,786)	(39,919)	—	—	(43,705)

Cash dividends ($.74 per share)	—	—	—	(151,909)	—	(151,909)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(742)	(742)

Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	(39,625)	(39,625)

Change in unrealized loss on hedging

instruments, net of applicable income taxes	—	—	—	—	(5,017)	(5,017)

Other transactions, net	33,950	68	(206)	—	—	(138)

Balance December 31, 2003	205,136,649	$410,273	1,738,157	627,406	5,350	2,781,186

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Asset Quality

(In Thousands )

As Of And For The Three Months Ended	%	As Of And For The Three Months Ended	%
12/31/03	9/30/03	Inc/(Decr)	12/31/03	12/31/02	Inc/(Decr)
Allowance For Loan Losses
Beginning balance	$172,186	167,316	2.9	172,186	163,336	5.4
Charge-offs:
Commercial	(7,348)	(3,023)	143.1	(7,348)	(1,287)	470.9
Construction and commercial real estate	(106)	(19)	457.9	(106)	(123)	(13.8)
Secured by real estate	(1,140)	(1,833)	(37.8)	(1,140)	(951)	19.9
Consumer	(6,048)	(5,355)	12.9	(6,048)	(4,053)	49.2
Revolving credit	(1,016)	(1,077)	(5.7)	(1,016)	(1,255)	(19.0)
Lease financing	(849)	(146)	481.5	(849)	(708)	19.9

Total charge-offs	(16,507)	(11,453)	44.1	(16,507)	(8,377)	97.1

Recoveries:
Commercial	1,280	218	487.2	1,280	125	924.0
Construction and commercial real estate	1	22	(95.5)	1	—	—
Secured by real estate	70	145	(51.7)	70	49	42.9
Consumer	693	705	(1.7)	693	813	(14.8)
Revolving credit	250	240	4.2	250	231	8.2
Lease financing	97	21	361.9	97	38	155.3

Total recoveries	2,391	1,351	77.0	2,391	1,256	90.4

Net charge-offs	(14,116)	(10,102)	39.7	(14,116)	(7,121)	98.2
Provision for loan losses	12,382	14,972	(17.3)	12,382	7,127	73.7
Changes from acquisitions (sales)	—	—	—	—	82	(100.0)

Ending balance	$170,452	172,186	(1.0)	170,452	163,424	4.3

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$13,991	15,691	(10.8)	13,991	16,992	(17.7)
Construction and commercial real estate	10,944	13,911	(21.3)	10,944	8,531	28.3
Secured by real estate	1,701	239	611.7	1,701	2,261	(24.8)
Consumer	2,916	4,734	(38.4)	2,916	2,089	39.6
Lease financing	1,137	1,408	(19.2)	1,137	933	21.9

Total nonperforming loans	30,689	35,983	(14.7)	30,689	30,806	(.4)
Foreclosed real estate	28,196	25,500	10.6	28,196	25,480	10.7

Nonperforming loans and foreclosed real estate	58,885	61,483	(4.2)	58,885	56,286	4.6
Other repossessed assets	4,638	5,138	(9.7)	4,638	9,285	(50.0)

Nonperforming assets	$63,523	66,621	(4.7)	63,523	65,571	(3.1)

Ninety days past due and accruing	$64,457	59,691	8.0	64,457	49,803	29.4

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.65%	.31	.65	.14
Construction and commercial real estate	.01	—	.01	.01
Secured by real estate	.35	.51	.35	.21
Consumer	.50	.44	.50	.33
Revolving credit	3.66	4.12	3.66	5.55
Lease financing	2.33	.38	2.33	2.01
Net loans charged-off (annualized) to average loans	.42	.31	.42	.22
Nonperforming loans to total loans	.23	.27	.23	.24
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.44	.46	.44	.43
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48	.50	.48	.51
Loan loss allowance to total loans	1.29	1.30	1.29	1.26
Loan loss allowance to loans (excluding loans held for sale)	1.31	1.34	1.31	1.31
Loan loss allowance to net charge-offs (annualized)	3.04	x	4.30	3.04	5.78
Loan loss allowance to nonperforming loans	5.55	4.79	5.55	5.30

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended
12/31/2003	09/30/2003	06/30/2003	03/31/2003	12/31/2002
Allowance For Loan Losses
Beginning balance	$172,186	167,316	162,842	163,424	163,336
Charge-offs:
Commercial	(7,348)	(3,023)	(893)	(1,441)	(1,287)
Construction and commercial real estate	(106)	(19)	(84)	(141)	(123)
Secured by real estate	(1,140)	(1,833)	(1,375)	(727)	(951)
Consumer	(6,048)	(5,355)	(6,289)	(5,977)	(4,053)
Revolving credit	(1,016)	(1,077)	(1,133)	(941)	(1,255)
Lease financing	(849)	(146)	(605)	(53)	(708)

Total charge-offs	(16,507)	(11,453)	(10,379)	(9,280)	(8,377)

Recoveries:
Commercial	1,280	218	261	273	125
Construction and commercial real estate	1	22	1	7	—
Secured by real estate	70	145	69	26	49
Consumer	693	705	824	931	813
Revolving credit	250	240	290	322	231
Lease financing	97	21	32	37	38

Total recoveries	2,391	1,351	1,477	1,596	1,256

Net charge-offs	(14,116)	(10,102)	(8,902)	(7,684)	(7,121)
Provision for loan losses	12,382	14,972	13,376	7,684	7,127
Changes from acquisitions (sales)	—	—	—	(582)	82

Ending balance	$170,452	172,186	167,316	162,842	163,424

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$13,991	15,691	20,151	19,833	16,992
Construction and commercial real estate	10,944	13,911	7,014	6,883	8,531
Secured by real estate	1,701	239	1,901	2,105	2,261
Consumer	2,916	4,734	3,227	2,004	2,089
Lease financing	1,137	1,408	1,550	2,013	933

Total nonperforming loans	30,689	35,983	33,843	32,838	30,806
Foreclosed real estate	28,196	25,500	23,961	22,981	25,480

Nonperforming loans and foreclosed real estate	58,885	61,483	57,804	55,819	56,286
Other repossessed assets	4,638	5,138	8,420	11,962	9,285

Nonperforming assets	$63,523	66,621	66,224	67,781	65,571

Ninety days past due and accruing	64,457	59,691	56,104	56,384	49,803

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.65%	.31	.07	.14	.14
Construction and commercial real estate	.01	—	.01	.01	.01
Secured by real estate	.35	.51	.45	.18	.21
Consumer	.50	.44	.54	.52	.33
Revolving credit	3.66	4.12	4.33	3.26	5.55
Lease financing	2.33	.38	1.72	.05	2.01
Net loans charged-off (annualized) to average loans	.42	.31	.28	.24	.22
Nonperforming loans to total loans	.23	.27	.26	.27	.24
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.44	.46	.45	.45	.43
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48	.50	.51	.55	.51
Loan loss allowance to total loans	1.29	1.30	1.30	1.33	1.26
Loan loss allowance to loans (excluding loans held for sale)	1.31	1.34	1.35	1.37	1.31
Loan loss allowance to net charge-offs (annualized)	3.04	x	4.30	4.69	5.23	5.78
Loan loss allowance to nonperforming loans	5.55	4.79	4.94	4.96	5.30

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Asset Quality

(In Thousands)

As Of And For The Year Ended	%
12/31/03	12/31/02	$ Change	Inc/ (Decr)
Allowance For Loan Losses
Beginning balance	$163,424	156,401	7,023	4.5

Charge-offs:
Commercial	(12,705)	(7,455)	(5,250)	70.4
Construction and commercial real estate	(350)	(384)	34	(8.9)
Secured by real estate	(5,075)	(3,485)	(1,590)	45.6
Consumer	(23,669)	(20,816)	(2,853)	13.7
Revolving credit	(4,167)	(4,080)	(87)	2.1
Lease financing	(1,653)	(1,298)	(355)	27.3

Total charge-offs	(47,619)	(37,518)	(10,101)	26.9

Recoveries:
Commercial	2,032	791	1,241	156.9
Construction and commercial real estate	31	8	23	287.5
Secured by real estate	310	260	50	19.2
Consumer	3,153	3,986	(833)	(20.9)
Revolving credit	1,102	919	183	19.9
Lease financing	187	44	143	325.0

Total recoveries	6,815	6,008	807	13.4

Net charge-offs	(40,804)	(31,510)	(9,294)	29.5
Provision for loan losses	48,414	32,344	16,070	49.7
Changes from acquisitions (sales)	(582)	6,189	(6,771)	(109.4)

Ending balance	$170,452	163,424	7,028	4.3

Asset Quality Ratios
Net charge-offs by loan type:
Commercial	.30%	.21
Construction and commercial real estate	.01	.01
Secured by real estate	.36	.19
Consumer	.50	.43
Revolving credit	3.85	4.55
Lease financing	1.11	.94
Net loans charged-off to average loans	.32	.25
Loan loss allowance to total loans	1.29	1.26
Loan loss allowance to net charge-offs	4.18	x	5.19

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	12/31/2003			09/30/2003			06/30/2003			03/31/2003			12/31/2002
	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Earning assets:
Total loans	$13,219,321	190,799	5.73%	13,065,302	188,073	5.72	12,614,546	190,239	6.05	12,789,028	199,861	6.32	12,803,821	214,799	6.67
Investment securities (1)	6,626,168	79,588	4.80	6,688,614	78,420	4.69	6,674,537	80,778	4.84	5,706,704	69,677	4.88	5,382,247	71,006	5.28
Trading securities	188,287	1,463	3.11	136,198	416	1.22	120,999	437	1.44	87,496	586	2.68	70,464	595	3.38
Time deposits in other banks	64,169	814	5.03	5,726	16	1.11	5,742	17	1.21	9,575	25	1.06	8,491	37	1.72
Federal funds sold and other short-term investments	142,362	311.87		148,627	287.76		107,462	340	1.27	51,187	167	1.33	35,083	162	1.85

Total earning assets	20,240,307	272,975	5.37	20,044,467	267,212	5.31	19,523,286	271,811	5.58	18,643,990	270,316	5.85	18,300,106	286,599	6.23

Non-earning assets:
Cash and due from banks	458,469			450,576			422,653			398,564			419,601
Bank owned life insurance	239,161			235,741			231,397			228,214			224,742
Investment in First Market Bank	31,803			30,471			29,248			28,353			27,265
Premises and equipment	271,113			276,435			276,227			258,614			257,005
Goodwill	1,085,565			1,083,340			1,082,077			1,077,121			1,073,597
Core deposit intangibles	180,879			197,593			213,065			229,044			245,583
Other assets, net	338,401			408,676			395,442			428,542			433,114

Total assets	$22,845,698			22,727,299			22,173,395			21,292,442			20,981,013

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,799,594	9,287.63%		5,845,036	9,372.64		5,765,351	11,006.76		5,684,696	11,957.85		5,601,106	14,036	0.99
Jumbo and brokered certificates of deposit	2,207,988	6,354	1.14	2,166,011	6,452	1.18	2,032,881	7,378	1.46	1,796,198	7,189	1.62	1,740,695	8,281	1.89
Time deposits	4,789,305	32,769	2.71	4,770,283	33,981	2.82	4,915,988	36,800	3.00	4,909,848	38,142	3.15	4,865,312	40,878	3.33

Total interest-bearing deposits	12,796,887	48,410	1.50	12,781,330	49,805	1.55	12,714,220	55,184	1.74	12,390,742	57,288	1.88	12,207,113	63,195	2.05
Short-term borrowings	1,685,250	4,532	1.06	1,608,179	4,619	1.14	1,388,604	4,698	1.37	1,249,458	4,368	1.40	1,134,553	4,463	1.56
FHLB advances	2,312,746	15,722	2.70	2,218,184	18,236	3.26	2,197,173	21,397	3.91	2,056,896	22,118	4.36	2,132,665	23,667	4.40
Trust preferred securities and long-term debt (2)	299,867	1,920	2.56	297,701	2,036	2.74	299,247	2,133	2.81	296,745	2,160	2.95	285,003	2,458	3.45

Total interest-bearing liabilities	17,094,750	70,584	1.64	16,905,394	74,696	1.75	16,599,244	83,412	2.02	15,993,841	85,934	2.18	15,759,334	93,783	2.36

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,554,870			2,565,673			2,375,641			2,140,299			2,120,154
Other liabilities	450,613			522,151			495,573			462,456			451,370
Stockholders’ equity	2,745,465			2,734,081			2,702,937			2,695,846			2,650,155

Total liabilities and stockholders’ equity	$22,845,698			22,727,299			22,173,395			21,292,442			20,981,013

Net interest income and margin		$202,391	3.98%		192,516	3.83		188,399	3.86		184,382	3.98		192,816	4.20

Interest rate spread			3.73%			3.56			3.56			3.67			3.87

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(2)	NCF adopted the provisions of FASB Interpretation No. 46 in the fourth quarter of 2003 and deconsolidated entities that had issued trust preferred securities.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Year Ended
	12/31/2003			12/31/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans	$12,923,620	768,972	5.95%	12,464,347	871,958	7.00
Investment securities (1)	6,427,250	308,463	4.80	5,181,826	284,673	5.49
Trading securities	133,529	2,902	2.17	77,780	2,322	2.99
Time deposits in other banks	21,410	872	4.07	16,045	372	2.32
Federal funds sold and other short-term investments	112,758	1,105	0.98	31,299	631	2.02

Total earning assets	19,618,567	1,082,314	5.52	17,771,297	1,159,956	6.53

Non-earning assets:
Cash and due from banks	432,779			436,503
Bank owned life insurance	233,664			219,380
Investment in First Market Bank	29,980			25,889
Premises and equipment	270,648			246,714
Goodwill	1,082,052			1,056,830
Core deposit intangibles	204,993			264,973
Other assets, net	392,562			333,600

Total assets	$22,265,245			20,355,186

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,774,180	41,622.72%		5,619,626	65,570	1.28
Jumbo and brokered certificates of deposit	2,052,214	27,373	1.33	1,632,993	34,000	2.15
Time deposits	4,845,817	141,692	2.92	4,708,186	176,189	4.11

Total interest-bearing deposits	12,672,211	210,687	1.66	11,960,805	275,759	2.31
Short-term borrowings	1,484,410	18,217	1.23	1,106,456	17,817	1.61
FHLB advances	2,197,011	77,473	3.53	2,077,508	93,492	4.50
Trust preferred securities and long-term debt	298,397	8,249	2.77	282,703	9,823	3.48

Total interest-bearing liabilities	16,652,029	314,626	1.89	15,427,472	396,891	2.57

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,410,685			1,945,872
Other liabilities	482,773			412,754
Stockholders’ equity	2,719,758			2,569,088

Total liabilities and stockholders’ equity	$22,265,245			20,355,186

Net interest income and margin		$767,688	3.91%		763,065	4.29

Interest rate spread			3.63%			3.96

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.